                                                                      EXHIBIT 99



                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                                 MARCH 31, 2002

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Company Profile ..........................................................    1

Operating Highlights/Capital Structure ...................................   2-3

Reconciliation of Common Shares and Operating Partnership Units
Outstanding ..............................................................    4

Same Center Property Activity ............................................    5

Portfolio Highlights and Leasing Activity ................................    6

Portfolio Summary ........................................................    7

Portfolio Detail-By Region ...............................................   8-9

Lease Expirations-Overall Portfolio/Total Open Air Centers ...............   10

Tenant Concentration .....................................................   11

Segment Concentration ....................................................   12

Consolidated Statements of Operations and Reconciliation to Funds
From Operations ..........................................................   13

Consolidated Balance Sheets ..............................................   14

Summary of Outstanding Debt ..............................................   15

Schedule of Mortgage Debt Maturities .....................................   16

                               CENTER TRUST, INC.

                                 COMPANY PROFILE
                                 MARCH 31, 2002

        Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 35 shopping centers, comprised of 31 open air centers, 2 regional malls and 2 single tenant facilities comprising 7.9 million square feet of total shopping center gross leasable area (GLA) and 6.4 million square feet of Company owned GLA. The Company owns properties in four states, California, Oregon, Washington and Arizona.

        The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, March 31, 2002 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 2001 Form 10-K and 2002 quarterly filings on Form 10-Q.

        Questions regarding the information contained in this document should be directed to Stuart Gulland, President and Chief Operating Officer or Ed Stokx, Chief Financial Officer and Secretary, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax
(310) 546-5069, e-mail at IR@centertrust.com or visit our website at www.centertrust.com.

                               CENTER TRUST, INC.
                              OPERATING HIGHLIGHTS
                                MARCH 31, 2002
                        (IN THOUSANDS EXCEPT SHARE DATA)



                                                          Three Months Ended
                                                               March 31,
                                                        ----------------------
                                                          2002          2001
                                                        ----------------------
Operating Highlights

Funds From Operations (FFO)
    FFO - Basic and Diluted                             $  7,006      $  5,818
    FFO per share - Basic and Diluted                   $   0.24      $   0.20

Net Income Available to Common Shareholders             $  1,902      $    821
Net Income Per Share - Basic and Diluted                $   0.07      $   0.03

EBITDA                                                  $ 14,619      $ 23,389

Funds Available for Distribution (FAD)                  $  6,756      $  5,782
FAD per share - Basic                                   $   0.23      $   0.20

Dividends Per Share                                     $   0.06      $   0.04

Interest Expense Coverage Ratios
    Based on EBITDA                                          2.1           2.4

General & Administrative Expense                        $  1,130      $  1,365
G&A as % of Total Revenue                                    6.5%          7.5%

Ratio of Expense Recoveries to Recoverable Expenses         82.1%         84.1%
Ratio of Operating Expenses to Total Rental Revenue         40.5%         38.7%

                               CENTER TRUST, INC.
                                CAPITAL STRUCTURE
                                 MARCH 31, 2002
                        (IN THOUSANDS EXCEPT SHARE DATA)


                                                                                 Three Months Ended
                                                                                      March 31,
                                                                              -------------------------
                                                                                 2002           2001
                                                                              -------------------------
Equity Information

   Units Outstanding at End of Period                                          1,323,504      1,638,699
   Common Outstanding at End of Period                                        27,856,455     27,225,749
                                                                              -------------------------

   Total Units and Common Shares Outstanding at End of Period                 29,179,959     28,864,448
                                                                              =========================

   Basic and Diluted Weighted Average Units Outstanding                        1,328,887      1,647,077
   Basic and Diluted Weighted Average Common Shares Outstanding               27,666,162     27,023,978
                                                                              -------------------------

   Basic and Diluted Weighted Average Units and Common Shares Outstanding     28,995,049     28,671,055
                                                                              =========================

                                                                      As of
                                                    --------------------------------------------
                                                    March 31,      December 31,     December 31,
                                                      2002             2001             2000
                                                    ---------      ------------     ------------
                                                         (in thousands, except share data)
Market Capitalization
   Stock Price Activity (during the period):
        High                                        $   5.29         $   6.40         $  10.50
        Low                                         $   4.04         $   3.25         $   4.56

   Common Stock Price at End of Period              $   5.29         $   4.25         $   4.69
   Equity Market Capitalization                      154,362         $123,229         $134,776
   Fixed-Rate Debt                                   175,599          176,644          120,067
   Floating-Rate Debt                                225,733          225,733          197,985
   Subordinated Debentures                                --               --          128,548
                                                    ------------------------------------------
   Total Capitalization                              555,694         $525,606         $581,376
                                                    ==========================================

   Debt-to-Total Capitalization                         72.2%            76.6%            76.8%
                                                    ==========================================

                               CENTER TRUST, INC.
            RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                                UNITS OUTSTANDING
                              AS OF MARCH 31, 2002


                                                                  Operating
                                                 Common          Partnership
                                                  Stock             Units             Total
                                               -----------       -----------       -----------
Balance, January 1, 2000                        26,647,968         1,654,725        28,302,693
    Units Issued                                        --           104,717           104,717
    Issuance to Stock Grants to Employees           38,520                --            38,520
                                               -----------       -----------       -----------
Balance, March 31, 2000                         26,686,488         1,759,442        28,445,930
    Issuance to Stock Grants to Employees           16,831                --            16,831
                                               -----------       -----------       -----------
Balance, June 30, 2000                          26,703,319         1,759,442        28,462,761
    Cancelled Stock Grants                         (33,333)               --           (33,333)
    Issuance to Stock Grants to Employees           31,773                --            31,773
                                               -----------       -----------       -----------
Balance, September 30, 2000                     26,701,759         1,759,442        28,461,201
    Units Issued                                        --           256,250           256,250
    Issuance of Stock Grants to Employees           19,467                --            19,467
                                               -----------       -----------       -----------
Balance, December 31, 2000                      26,721,226         2,015,692        28,736,918
    Shares Issued                                  127,530                --           127,530
    Units Converted to Shares                      376,993          (376,993)               --
                                               -----------       -----------       -----------
Balance, March 31, 2001                         27,225,749         1,638,699        28,864,448
    Shares issued                                   97,268                --            97,268
    Units Converted to Shares                      299,055          (299,055)               --
                                               -----------       -----------       -----------
Balance, June 30, 2001                          27,622,072         1,339,644        28,961,716
    Shares issued                                       --                --                --
    Units Converted to Shares                           --                --                --
                                               -----------       -----------       -----------
Balance, September 30, 2001                     27,622,072         1,339,644        28,961,716
    Shares issued                                   33,333                --            33,333
    Units Converted to Shares                        1,000            (1,000)               --
                                               -----------       -----------       -----------
Balance, December 31, 2001                      27,656,405         1,338,644        28,995,049
    Shares issued                                  184,910                             184,910
    Units Converted to Shares                       15,140           (15,140)               --
                                               -----------       -----------       -----------
Balance, March 31, 2002                         27,856,455         1,323,504        29,179,959
                                               ===========       ===========       ===========

                               CENTER TRUST, INC.
                          SAME CENTER PROPERTY ACTIVITY
                                 MARCH 31, 2002
                                 (IN THOUSANDS)

                                         Three Months Ended
                                              March 31,
                                       -----------------------
                                         2002           2001        % Change
                                       --------       --------      --------
OPEN AIR CENTERS(1)
Revenues:
  Rental Revenue                       $ 10,419       $ 10,411          0.1%
  Recoveries from Tenants                 2,826          2,785          1.5%
  Other Income                              230            122         88.5%
                                       --------       --------
       Total Revenues                    13,475         13,318          1.2%
Expenses:
  Recoverable Operating Expenses          3,154          3,008          4.9%
  Other Operating Expenses                  386            468        -17.5%
                                       --------       --------
       Total Expenses                     3,540          3,476          1.8%
                                       --------       --------
Net Operating Income                   $  9,935       $  9,842          0.9%
                                       ========       ========
       Total Properties                      27             27
                                       ========       ========
Percentage Leased                          89.5%          92.8%
                                       ========       ========
Average Base Rent per square foot      $  11.55       $  11.15
                                       ========       ========

Regional malls
Revenues:
  Rental Revenue                       $  4,757       $  4,691          1.4%
  Recoveries from Tenants                 2,218          2,107          5.3%
  Other Income                              768            778         -1.3%
                                       --------       --------
       Total Revenues                     7,743          7,576          2.2%
Expenses:
  Recoverable Operating Expenses          3,134          2,896          8.2%
  Other Operating Expenses                   31             28         10.7%
                                       --------       --------
       Total Expenses                     3,165          2,924          8.2%
                                       --------       --------
Net Operating Income                   $  4,578       $  4,652         -1.6%
                                       ========       ========
       Total Properties                       2              2
                                       ========       ========
Percentage Leased                          92.8%          94.4%
                                       ========       ========
Average Base Rent per square foot      $  15.54       $  15.48
                                       ========       ========


Same Center properties are those which were owned as of January 1, 2001.

-------

(1) Excludes El Camino North, Frontier Village, Vermont Slauson and Southern Palms which we are preparing for redevelopment or are re-positioning anchor tenants.

                               CENTER TRUST, INC.
                    PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                              AS OF MARCH 31, 2002

                                                            As of
                                         ---------------------------------------------
                                          March 31,      December 31,     December 31,
                                            2002             2001             2000
                                         ----------      ------------     ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
       Open Air Centers                   4,865,149        4,865,139        5,397,270
       Regional Malls                     1,328,009        1,328,009        1,328,109
       Single Tenant Facilities             218,926          218,926          391,884
            Total Company Owned GLA       6,412,084        6,412,074        7,117,263
  Percentage Leased
       Open Air Centers                        88.6%            91.8%            93.1%
       Regional Malls                          92.8%            94.4%            92.1%
       Single Tenant Facilities               100.0%           100.0%           100.0%
            Overall Portfolio                  89.8%            92.6%            93.3%
  Average Base Rent
    Open Air Centers
       Anchor                            $     8.01       $     7.83       $     7.40
       Pad                               $    14.88       $    14.53       $    14.09
       Shop                              $    15.98       $    15.95       $    15.44
       Overall                           $    11.29       $    11.02       $    10.54
    Regional Malls
       Anchor                            $    11.17       $    11.17       $    10.98
       Pad                               $    19.46       $    19.46       $    19.60
       Shop                              $    23.17       $    26.19       $    26.79
       Overall                           $    15.54       $    16.67       $    16.51
    Single Tenant Facilities             $     5.87       $     5.87       $     5.39
    Overall Portfolio                    $    11.99       $    12.02       $    11.33
  Number of Properties
    Open Air Centers                             31               31               35
    Regional Malls                                2                2                2
    Single Tenant Facilities                      2                2                4
                                         --------------------------------------------
       Overall Portfolio                         35               35               41
                                         ============================================


                                                                      Three
                                                                   Months Ended
                                                                     March 31,
                                                                       2002
                                                                   ------------
SUMMARY OF LEASING ACTIVITY - OPEN AIR CENTERS
  Space Vacated
    Number of Leases                                                       12
    Gross Leaseable Area                                              170,307
    Base Rent per Square Foot                                        $   6.99
  New Leases Executed
    Number of Leases                                                       14
    Gross Leaseable Area                                               30,207
    Base Rent per Square Foot                                        $  13.56
  Leases Renewals Executed
    Number of Leases                                                       30
    Gross Leaseable Area                                               60,044
    New Annual Base Rent per Square Foot                             $  18.99
    Percentage Change from Prior                                         4.44%
  Leases with Contractual Rent Adjustments
    Number of Leases                                                       63
    Gross Leaseable Area                                              219,608
    New Annual Base Rent per Square Foot                             $  15.08
    Percentage Change from Prior                                        10.56%

                               CENTER TRUST, INC.
                                PORTFOLIO SUMMARY
                              AS OF MARCH 31, 2002


                                                                                                                         AVERAGE
                                    NUMBER               TOTAL LEASED GLA             COMPANY                              BASE
                                      OF       -----------------------------------     OWNED      PERCENT   ANNUALIZED     RENT
                                  PROPERTIES      ANCHOR       PAD         SHOP         GLA       LEASED     BASE RENT  PER SQ. FT.
                                  ----------   -----------   --------   ----------   ----------   -------   ----------- -----------
OPEN AIR CENTERS
    Pacific Northwest Region               6       497,656     96,388      334,408    1,032,829     89.9%   $ 9,851,653   $10.61
    Northern and Central
      California Region                    5       129,301     11,808      231,052      529,762     70.3%     4,571,181    12.28
    Southern California Region            15     1,407,657    260,571      616,694    2,475,926     92.3%    28,570,921    12.50
    Southwest Region                       5       448,504     36,395      238,786      826,632     87.5%     5,643,924     7.80
                                  ----------   -----------   --------   ----------   ----------   ------    -----------   ------
     TOTAL OPEN AIR CENTERS               31     2,483,118    405,162    1,420,940    4,865,149     88.6%    48,637,679    11.29
REGIONAL MALLS                             2       759,515     78,594      394,610    1,328,009     92.8%    19,159,665    15.54
SINGLE TENANT FACILITIES                   2       215,026      3,900           --      218,926    100.0%     1,284,341     5.87
                                  ----------   -----------   --------   ----------   ----------   ------    -----------   ------
     TOTAL PORTFOLIO                      35     3,457,659    487,656    1,815,550    6,412,084     89.8%   $69,081,685   $11.99
                                  ==========   ===========   ========   ==========   ==========   ======    ===========   ======

                               CENTER TRUST, INC.
                          PORTFOLIO DETAIL - BY REGION
                              AS OF MARCH 31, 2002



                                          YEAR                TOTAL LEASED GLA                  COMPANY
                                         BUILT OR   -------------------------------------        OWNED        PERCENT
PROPERTY NAME                           REMODELED     ANCHOR         PAD          SHOP            GLA         LEASED
-------------                           ---------   ---------      -------      ---------      ---------      -------
OPEN AIR CENTERS
PACIFIC NORTHWEST
   Frontier Village Shopping Center         1993       68,473       20,449         42,414        153,320        85.7%
     Lake Stevens, WA
   Gresham Town Fair                        1988      159,282       26,587         72,961        265,765        97.4
     Gresham, OR
   The Medford Center                       1998      153,612       25,432         93,219        333,958        81.5
     Medford, OR
   Ross Center                              1987       53,331        9,020         64,118        134,555        94.0
     Portland, OR
   Silverdale Shopping Center               1990       29,020           --         32,590         67,287        91.6
     Silverdale, WA
   Vancouver Park Place                     1987       33,938       14,900         29,106         77,944       100.0
     Vancouver, WA
                                                    ----------------------------------------------------------------
Pacific Northwest Region                              497,656       96,388        334,408      1,032,829        89.9
                                                    ----------------------------------------------------------------
NORTHERN & CENTRAL CALIFORNIA REGION
   Bakersfield Shopping Center              1978           --           --          5,215         14,115        36.9
     Bakersfield, CA
   Mineral King Plaza                       1983           --           --         32,860         39,060        84.1
     Visalia, CA
   Rheem Valley                             1990       56,977        5,150         80,656        159,967        89.3
     Moraga, CA
   Rosedale Village Shopping Center         1991       72,324        6,658         40,290        127,547        93.5
     Bakersfield, CA
   Southpointe Plaza                        1982           --           --         72,031        189,073        38.1
     Sacramento, CA
                                                    ----------------------------------------------------------------
Northern & Central California Region                  129,301       11,808        231,052        529,762        70.3
                                                    ----------------------------------------------------------------
SOUTHERN CALIFORNIA REGION
   Country Fair Shopping Center             1992       71,165       27,341         44,698        168,264        85.1
     Chino, CA
   Date Palm Center                         1987       99,919           --         11,268        117,356        94.7
     Cathedral, CA
   El Camino North                          1982       88,646      122,713         45,170        273,806        93.7
     Oceanside, CA
   Fire Mountain Center                     1987       38,876       23,432         22,139         92,378        91.4
     Oceanside, CA
   Fullerton Town Center                    1987      171,613       19,722         41,644        264,647        88.0
     Fullerton, CA
   Gardena Gateway Center                   1990       41,300        5,062         16,825         65,987        95.8
     Gardena, CA
   Kenneth Hahn Plaza                       1987       97,334       14,598         50,363        165,195        98.2
     Los Angeles, CA

                                                          AVERAGE
                                                            BASE
                                           ANNUALIZED       RENT
PROPERTY NAME                               BASE RENT     PER SQ. FT.         ANCHOR OR PRINCIPAL TENANTS
-------------                              -----------    -----------   --------------------------------------
OPEN AIR CENTERS
PACIFIC NORTHWEST
   Frontier Village Shopping Center        $ 1,334,050      $10.16      Safeway, Bartell Drugs
     Lake Stevens, WA
   Gresham Town Fair                         2,400,772        9.28      Ross Stores, Emporium, GI Joe's
     Gresham, OR                                                        Craft Warehouse
   The Medford Center                        2,689,914        9.88      Cinemark Theatres, Sears, Rite-Aid*,
     Medford, OR                                                        Safeway*, Circuit City, 24 Hour Fitness
   Ross Center                               1,611,448       12.74      Ross Stores, Michaels, Pier 1 Imports
     Portland, OR
   Silverdale Shopping Center                  811,387       13.17      Ross Stores
     Silverdale, WA
   Vancouver Park Place                      1,004,082       12.88      T.J. Maxx, Pier 1 Imports
     Vancouver, WA
                                           -----------------------
Pacific Northwest Region                     9,851,653       10.61
                                           -----------------------
NORTHERN & CENTRAL CALIFORNIA REGION
   Bakersfield Shopping Center                  42,874        8.22
     Bakersfield, CA
   Mineral King Plaza                          511,604       15.57      Vons*, Longs Drugs*
     Visalia, CA
   Rheem Valley                              1,698,442       11.37      T.J. Maxx, Longs Drugs
     Moraga, CA
   Rosedale Village Shopping Center          1,315,205       10.99      Savemart, Payless Drugs, Kmart*
     Bakersfield, CA
   Southpointe Plaza                         1,003,056        8.02      Big 5 Sporting Goods
     Sacramento, CA
                                           -----------------------
Northern & Central California Region         4,571,181       12.28
                                           -----------------------
SOUTHERN CALIFORNIA REGION
   Country Fair Shopping Center              2,152,652       15.03      Albertsons*, PETsMART, Rite-Aid,
     Chino, CA                                                          Staples
   Date Palm Center                          1,678,493       15.10      Sam's Club (Wal-Mart)
     Cathedral, CA
   El Camino North                           3,021,898       11.78      Mervyn's*, Toys 'R Us*, Petco*,
     Oceanside, CA                                                      Ross Stores, Steinmart
   Fire Mountain Center                      1,862,804       22.06      Trader Joe's, Bookstar
     Oceanside, CA
   Fullerton Town Center                     3,604,327       15.47      Costco*, AMC Theatres, Toys 'R Us,
     Fullerton, CA                                                      Office Depot
   Gardena Gateway Center                    1,024,279       16.21      Marukai (Rite-Aid), 99 Ranch Market
     Gardena, CA
   Kenneth Hahn Plaza                        1,677,393       10.34      Food 4 Less, Factory 2U, Rite-Aid,
     Los Angeles, CA                                                    Kragen Auto

                               CENTER TRUST, INC.
                          PORTFOLIO DETAIL - BY REGION
                              AS OF MARCH 31, 2002


                                           YEAR               TOTAL LEASED GLA                  COMPANY
                                         BUILT OR   -------------------------------------        OWNED        PERCENT
PROPERTY NAME                           REMODELED    ANCHOR         PAD           SHOP            GLA         LEASED
-------------                           ---------   ---------      -------      ---------      ---------      -------
   La Verne Towne Center                    1986      158,860        1,940         57,355        231,376        94.3
     La Verne, CA
   Lakewood Plaza                           1989       93,342        4,365         15,804        113,511       100.0
     Bellflower, CA
   Loma Square                              1980       96,514           --        106,070        210,704        96.1
     San Diego, CA
   Mountain Square Shopping Center          1988      185,945           --         71,819        273,189        94.4
     Upland, CA
   North County Plaza                       1987       43,610       28,720         69,470        153,325        92.5
     Carlsbad, CA
   Parkway Place                            1989       91,127        8,958         11,856        120,425        93.0
     Escondido, CA
   Vermont-Slauson Shopping Center          1981      107,991        3,720         23,613        169,744        79.7
     Los Angeles, CA
   Vineyards Marketplace                    1991       21,415           --         28,600         56,019        89.3
     Rancho Cucamonga, CA
                                                    ----------------------------------------------------------------
Southern California Region                          1,407,657      260,571        616,694      2,475,926        92.3
                                                    ----------------------------------------------------------------
SOUTHWEST REGION
   Kyrene Village Shopping Center           1987       93,279        5,120         46,003        161,089        89.6
     Chandler, AZ
   North Mountain Village                   1985       41,215           --         46,257         94,379        92.7
     Phoenix, AZ
   Randolph Plaza                           1999      135,110        6,150         33,267        179,382        97.3
     Tucson, AZ
   Southern Palms Center                    1980       75,875       20,025         97,145        254,863        75.7
     Tempe, AZ
   Sunrise Place Center                     1992      103,025        5,100         16,114        136,919        90.7
     Tucson, AZ
                                                    ----------------------------------------------------------------
Southwest Region                                      448,504       36,395        238,786        826,632        87.5
                                                    ----------------------------------------------------------------
OPEN AIR CENTERS                                    2,483,118      405,162      1,420,940      4,865,149        88.6
                                                    ----------------------------------------------------------------
REGIONAL MALLS
   Baldwin Hills Crenshaw Plaza             1988      291,554       29,610        170,297        509,604        96.4
     Los Angeles, CA
   Media City Center                        1992      467,961       48,984        224,313        818,405        90.6
     Burbank, CA
                                                    ----------------------------------------------------------------
REGIONAL MALLS                                        759,515       78,594        394,610      1,328,009        92.8
                                                    ----------------------------------------------------------------
SINGLE TENANT FACILITIES
   Kmart                                    1990      104,204           --             --        104,204       100.0
     Phoenix, AZ
   Sam's Club                               1988      110,822        3,900             --        114,722       100.0
     Downey, CA
                                                    ----------------------------------------------------------------
SINGLE TENANT FACILITIES                              215,026        3,900             --        218,926       100.0
                                                    ----------------------------------------------------------------
TOTAL PROPERTIES                                    3,457,659      487,656      1,815,550      6,412,084        89.8%
                                                    ================================================================

                                                            BASE
                                          ANNUALIZED        RENT
PROPERTY NAME                              BASE RENT     PER SQ. FT.         ANCHOR OR PRINCIPAL TENANTS
-------------                             -----------    -----------   --------------------------------------
   La Verne Towne Center                    1,370,144        6.30      Target, Top Valu(Albertsons)
     La Verne, CA
   Lakewood Plaza                           1,339,938       11.80      Stater Bros. (Albertsons), Staples
     Bellflower, CA
   Loma Square                              2,742,338       13.54      T.J. Maxx, Circuit City, Sav-on Drugs
     San Diego, CA
   Mountain Square Shopping Center          3,124,098       12.12      Home Depot, Staples, Pavilions,
     Upland, CA                                                        Factory 2U
   North County Plaza                       2,109,886       14.88      Marshall's, Michael's, Kids 'R Us
     Carlsbad, CA
   Parkway Place                            1,185,715       10.59      Albertsons, Office Depot
     Escondido, CA
   Vermont-Slauson Shopping Center            923,206        6.82      Ralphs, Kmart, Sav-on Drugs
     Los Angeles, CA
   Vineyards Marketplace                      753,750       15.07      Albertsons*, Sav-on Drugs
     Rancho Cucamonga, CA
                                          -----------------------
Southern California Region                 28,570,921       12.50
                                          -----------------------
SOUTHWEST REGION
   Kyrene Village Shopping Center           1,103,417        7.64      Basha's, Kyrene Lanes, Audio Express,
     Chandler, AZ                                                      Greenbacks
   North Mountain Village                     880,318       10.06      Fry's Food & Drug*, T.J. Maxx,
     Phoenix, AZ                                                       Greenbacks
   Randolph Plaza                           1,115,067        6.39      Fry's, MacFrugal's
     Tucson, AZ
   Southern Palms Center                    1,872,306        9.70      Food 4 Less, Staples
     Tempe, AZ
   Sunrise Place Center                       672,816        5.42      Smith's Food & Drug
     Tucson, AZ
                                          -----------------------
Southwest Region                            5,643,924        7.80
                                          -----------------------
OPEN AIR CENTERS                           48,637,679       11.29
                                          -----------------------
REGIONAL MALLS
   Baldwin Hills Crenshaw Plaza             7,228,863       14.71      Sears*, Robinsons-May*, Wal-Mart,
     Los Angeles, CA                                                   Albertsons, T.J. Maxx,
   Media City Center                       11,930,802       16.10      Macy's, IKEA*, Sears*, Mervyn's*,
     Burbank, CA                                                       AMC Theatres, Sports Chalet,
                                          -----------------------
REGIONAL MALLS                             19,159,665       15.54
                                          -----------------------
SINGLE TENANT FACILITIES
   Kmart                                      551,576        5.29      Kmart
     Phoenix, AZ
   Sam's Club                                 732,765        6.39      Sam's Club (Wal-Mart)
     Downey, CA
                                          -----------------------
SINGLE TENANT FACILITIES                    1,284,341        5.87
                                          -----------------------
TOTAL PROPERTIES                          $69,081,685      $11.99
                                          =======================

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                       LEASE EXPIRATIONS-OVERALL PORTFOLIO
                                 MARCH 31, 2002

                                   TOTAL                     ANCHORS                   PADS                        SHOPS
                          ----------------------     ----------------------     --------------------     ----------------------
               NUMBER                     BASE                       BASE                     BASE                       BASE
YEAR OF          OF         SQUARE      RENT PER      SQUARE       RENT PER     SQUARE      RENT PER      SQUARE       RENT PER
EXPIRATION     LEASES        FEET        SQ. FT.       FEET         SQ. FT.      FEET        SQ. FT.       FEET         SQ. FT.
----------     ------     ---------     --------     ---------     --------     -------     --------     ---------     --------
M-T-M            131        182,933      $17.09             --          --        9,890      $15.99        173,043      $17.16
2002             135        259,084       16.90         48,268      $ 7.27       11,158       20.50        199,658       19.03
2003             140        422,522       14.57        131,331        7.56       41,675       16.39        249,516       17.95
2004             136        581,157       11.91        272,931        5.89       34,671       17.74        273,555       17.18
2005             117        514,115       16.44        245,950       14.92       39,809       18.92        228,356       17.65
2006             135        620,257       15.03        274,773       12.33       47,712       15.24        297,772       17.48
2007              61        417,646       10.33        201,597        5.36       54,642       13.11        161,407       15.60
2008              27        362,578       11.58        304,429       10.13       23,849       21.07         34,300       17.88
2009              21        456,222        7.61        401,928        5.94       38,679       17.77         15,615       25.50
2010              23        442,844        8.66        372,073        7.66       46,406       12.00         24,365       17.51
2011              26        163,098       16.28         97,995       12.57       30,200       21.10         34,903       22.53
Thereafter        52      1,338,409        8.67      1,106,384        8.13      108,965       12.15        123,060       10.45
                --------------------------------------------------------------------------------------------------------------
     Total      1004      5,760,865      $11.99      3,457,659      $ 8.57      487,656      $15.56      1,815,550      $17.55
                ==============================================================================================================

                    LEASE EXPIRATIONS-TOTAL OPEN AIR CENTERS
                                 MARCH 31, 2002

                                   TOTAL                     ANCHORS                   PADS                        SHOPS
                          ----------------------     ----------------------     --------------------     ----------------------
               NUMBER                     BASE                       BASE                     BASE                       BASE
YEAR OF          OF        SQUARE       RENT PER      SQUARE       RENT PER     SQUARE      RENT PER      SQUARE       RENT PER
EXPIRATION     LEASES       FEET         SQ. FT.       FEET         SQ. FT.      FEET        SQ. FT.       FEET         SQ. FT.
----------     ------     ---------     --------     ---------     --------     -------     --------     ---------     --------
M-T-M             50         57,508      $14.85             --          --        3,150      $10.95         54,358      $15.08
2002              84        196,330       15.01         48,268      $ 7.27       11,158       20.50        136,904       17.29
2003             105        369,815       12.75        131,331        7.56       41,675       16.39        196,809       15.45
2004             108        498,895       10.59        242,359        5.15       28,171       19.70        228,365       15.23
2005              98        391,148       14.46        148,371       10.18       38,089       18.36        204,688       16.84
2006             122        570,242       14.35        249,469       11.36       41,302       16.37        279,471       16.72
2007              53        370,864        9.00        201,597        5.36       54,642       13.11        114,625       13.46
2008              21        306,787        9.92        259,472        8.89       18,849       17.11         28,466       14.53
2009              16        331,359        7.58        291,106        5.79       25,197       17.96         15,056       24.85
2010              16        254,484        8.58        196,620        7.16       41,406       11.56         16,458       18.05
2011              17        124,577       11.39         72,292        7.08       22,600       17.04         29,685       17.59
Thereafter        39        837,211        9.57        642,233        9.29       78,923       10.07        116,055       10.79
                --------------------------------------------------------------------------------------------------------------
     Total       729      4,309,220      $11.29      2,483,118      $ 8.01      405,162      $14.88      1,420,940      $15.98
                ==============================================================================================================

                                  CENTER TRUST
            SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                              AS OF MARCH 31, 2002


                                            NUMBER                       PERCENTAGE       TOTAL         PERCENTAGE
                                             OF         ANNUALIZED        OF TOTAL        TENANT        OF LEASED
NUMBER    RETAIL TENANT                   LOCATIONS      BASE RENT        BASE RENT        GLA             GLA
------    -------------                   ---------     -----------      ----------      ---------      ----------
   1      Wal Mart Stores Inc.                   3      $ 3,038,834           4.40%        360,741           6.26%
   2      AMC Entertainment                      3        2,983,344           4.32%        125,429           2.18%
   3      TJX Companies, Inc., The               6        1,492,605           2.16%        174,522           3.03%
   4      Loews Cineplex Entertainment           1        1,402,011           2.03%         67,579           1.17%
   5      Albertson's Inc.                       5        1,307,854           1.89%        188,432           3.27%
   6      Staples Inc.                           5        1,245,128           1.80%        110,881           1.92%
   7      Safeway Inc.                           4        1,201,654           1.74%        164,207           2.85%
   8      Kroger Co., The                        4        1,144,006           1.66%        251,066           4.36%
   9      Circuit City Stores Inc.               3        1,088,400           1.58%         84,680           1.47%
   10     Home Depot Inc., The                   2        1,052,330           1.52%        102,864           1.79%
   11     Ross Stores Inc.                       4          933,100           1.35%        117,852           2.05%
   12     Federated Department Stores            1          894,179           1.29%        237,145           4.12%
   13     The Limited Inc.                       9          869,822           1.26%         54,845           0.95%
   14     Toys 'R' Us Inc.                       2          851,072           1.23%         82,022           1.42%
   15     Cinemark USA Inc.                      1          798,566           1.16%         57,273           0.99%
   16     Sport Chalet Inc.                      1          775,508           1.12%         44,957           0.78%
   17     Kmart Corp.                            2          769,756           1.11%        186,708           3.24%
   18     Virgin Entertainment Group             1          756,000           1.09%         30,000           0.52%
   19     Barnes & Noble                         2          742,531           1.07%         35,285           0.61%
   20     Payless Shoesource Inc.               11          730,234           1.06%         36,634           0.64%
   21     Office Depot Inc.                      3          718,679           1.04%         77,000           1.34%
   22     Michaels Stores, Inc.                  4          696,401           1.01%         53,236           0.92%
                                            ---------------------------------------------------------------------
               Total                            77      $25,492,014          36.90%      2,643,358          45.88%
                                            =====================================================================

                                  CENTER TRUST
             MAJOR TENANT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                              AS OF MARCH 31, 2002


                                           NUMBER     TOTAL SEGMENT      PERCENT          TOTAL        PERCENTAGE
                                             OF        ANNUALIZED        OF TOTAL        SEGMENT        OF LEASED
NUMBER    RETAIL TENANT                    LEASES       BASE RENT        BASE RENT         GLA            GLA
------    -------------                   --------    -------------     ----------      ---------      ----------
   1      Restaurants                          64      $ 5,347,919           7.74%        323,105           5.61%
   2      Fast Food                           139        5,302,640           7.68%        237,141           4.12%
   3      Supermarkets                         15        5,290,557           7.66%        723,800          12.56%
   4      Theaters                              5        5,183,921           7.50%        250,281           4.34%
   5      Financial/Business Services         123        4,254,533           6.16%        258,994           4.50%
   6      Discount Retailers                    6        4,008,240           5.80%        662,181          11.49%
   7      Family Apparel                       26        3,832,884           5.55%        427,881           7.43%
   8      Health & Beauty                     105        3,252,501           4.71%        195,797           3.40%
   9      Electronics                          27        3,148,090           4.56%        164,933           2.86%
   10     Music and Video                      29        2,910,837           4.21%        143,249           2.49%
   11     Women's Apparel                      37        2,544,410           3.68%        165,003           2.86%
   12     Home Furnishings/Housewares          24        2,012,045           2.91%        148,233           2.57%
   13     Footwear                             33        1,951,681           2.83%        104,955           1.82%
   14     Office Supply                         7        1,775,706           2.57%        173,781           3.02%
   15     Personal Services                    53        1,708,516           2.47%        102,286           1.78%
                                           ------      -----------      ---------       ---------      ---------
               Total                          693      $52,524,480          76.03%      4,081,620          70.85%
                                           ======      ===========      =========       =========      =========

                               CENTER TRUST, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                              Three Months Ended
                                                                   March 31,
                                                            -----------------------
                                                              2002           2001
                                                            -----------------------
                                                                  (unaudited)
  Rental income                                             $ 17,067       $ 17,739
  Expense reimbursements                                       5,808          5,942
  Percentage rents                                               401            521
  Other income                                                 1,132          1,426
                                                            -----------------------
     Total revenues                                           24,408         25,628
                                                            -----------------------

  Interest                                                     6,967          9,688
  Depreciation and amortization                                5,249          5,239
  Property operating costs:
    Common area                                                4,328          4,366
    Property taxes                                             2,471          2,520
    Leasehold rentals                                            276            265
    Marketing                                                    271            183
    Other operating                                            1,313          1,181
  General and administrative                                   1,130          1,365
  Transactional costs                                            343             --
                                                            -----------------------
     Total expenses                                           22,348         24,807
                                                            -----------------------

Income from Operations before Other Items                      2,060            821
Gain on the Sale of Rental Assets                                 --            900
Minority Interests - Operating Partnership                       (92)           (52)
Minority Interests - Other                                       (66)           (29)
                                                            -----------------------

Net Income before Extraordinary Item                           1,902          1,640
Extraordinary Loss - Early Extinguishment of Debt                 --           (819)
                                                            -----------------------

Net Income                                                     1,902            821
Adjustments to reconcile net income to FFO:
     Depreciation of rental property                           5,033          5,036
     Minority Interests                                           25           (119)
     Extraordinary Loss - Early Extinguishment of Debt            --            819
     Gain on the Sale of Assets                                   --           (900)
     Other                                                        46            161
                                                            -----------------------
Funds From Operations - Basic                               $  7,006       $  5,818
                                                            =======================

                               CENTER TRUST, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                                             March 31,      December 31,
                                                                               2002             2001
                                                                            -----------     ------------
                                                                            (unaudited)
Rental properties                                                            $ 735,528       $ 732,818
Accumulated depreciation and amortization                                     (153,493)       (149,185)
                                                                             ---------       ---------
    Rental properties, net                                                     582,035         583,633

Cash and cash equivalents                                                        6,060           6,816
Tenant receivables, net                                                          8,354           7,668
Other receivables                                                                7,152           5,161
Restricted cash                                                                 14,174          13,282
Deferred charges, net                                                           16,846          16,636
Other assets                                                                     2,605           3,877
                                                                             ---------       ---------

        Total                                                                $ 637,226       $ 637,073
                                                                             =========       =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Secured debt                                                                 $ 401,732       $ 402,377
Accrued dividend and distributions                                               1,741           1,160
Accrued interest                                                                 1,924           2,057
Accounts payable and other accrued expenses                                     12,430          11,309
Accrued construction costs                                                         634           1,059
Tenant security and other deposits                                               1,780           2,233
                                                                             ---------       ---------

Total liabilities                                                              420,241         420,195
                                                                             ---------       ---------

MINORITY INTERESTS
Operating partnership (1,323,504 and 1,338,644 units issued
    as of March 31, 2002 and December 31, 2001, respectively                     9,703           9,696
Other minority interests                                                         1,313           1,529
                                                                             ---------       ---------

Total minority interests                                                        11,016          11,225
                                                                             ---------       ---------

STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
    27,856,455 and 26,656,405 shares issued and outstanding
    as of March 31, 2002 and December 31, 2001, respectively)                      279             276
Additional paid-in capital                                                     366,603         365,474
Accumulated distributions and deficit                                         (160,913)       (160,097)
                                                                             ---------       ---------

Total stockholders' equity                                                     205,969         205,653
                                                                             ---------       ---------

        Total                                                                $ 637,226       $ 637,073
                                                                             =========       =========

                                CENTER TRUST, INC

                           SUMMARY OF OUTSTANDING DEBT
                                 MARCH 31, 2002
                                 (IN THOUSANDS)

                                                                                                                BALANCE    BALANCE
                                                                                        MATURITY     AVERAGE      AS OF      AS OF
LENDER                                            PROPERTY                      RATE      DATE      MATURITIES  31-MAR-02  31-DEC-01
------------------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGES
Metropolitan Life Insurance Company               Date Palm                    10.450%  07/01/02          0.3    $ 8,888    $ 8,933
The Travelers Insurance Company                   North County                 10.375%  01/31/03          0.8     14,768     14,865
Column Financial, Inc.                            Mineral King                  9.680%  08/01/06          4.3      3,454      3,481
Eastrich #79 Corporation (AEW Loan #1)(1)         K-Mart Phoenix               11.450%  10/15/06          4.5      1,335      1,382
Eastrich #79 Corporation (AEW Loan #2)(2)         Lakewood, Sam's Club-Downey  10.900%  10/15/06          4.5      8,158      8,286
                                                  and Parkway Place
Chase Commercial Mortgage Banking Corp.           Vineyards Marketplace         8.300%  11/10/09          7.6      5,108      5,119
Chase Commercial Mortgage Banking Corp.           Kyrene Village                8.300%  11/10/09          7.6      7,818      7,835
First Union National Bank(3)                      Gardena                       7.750%  06/01/09          7.2      6,745      6,762
First Union National Bank(3)                      Gresham                       7.750%  06/01/09          7.2     16,422     16,464
First Union National Bank(3)                      Loma Square                   7.750%  06/01/09          7.2     18,132     18,179
First Union National Bank(3)                      Southpointe                   7.750%  06/01/09          7.2      9,531      9,555
Principal Capital                                 North Mountain Village        7.680%  08/01/11          9.3      7,117      7,133
Prudential Mortgage Capital Co.                   Randolph Plaza                6.760%  01/01/12          9.8      7,086      7,100
Prudential Mortgage Capital Co.                   Mountain Square               6.760%  01/01/12          9.8     24,578     24,625
Prudential Mortgage Capital Co.                   Fire Mountain                 7.130%  01/01/12          9.8     11,829     11,850
Prudential Mortgage Capital Co.                   Silverdale Shopping Center    7.100%  01/01/12          9.8      5,690      5,700
Prudential Mortgage Capital Co.                   Ross Center                   7.100%  01/01/12          9.8     11,754     11,775
Prudential Mortgage Capital Co.                   Vancouver Park Place          6.910%  01/01/12          9.8      7,586      7,600
                                                                                -----               -------------------------------
      Total Fixed-Rate Mortgages                                                8.036%                    7.2    175,999    176,644
                                                                                -----               -------------------------------

VARIABLE-RATE MORTGAGES
Chase Manhattan Bank(4)                           Chino                         5.500%  12/10/02          0.7     16,150     16,150
Chase Manhattan Bank(4)                           Fullerton                     5.500%  12/10/02          0.7     24,000     24,000
Chase Manhattan Bank(4)                           La Verne                      5.500%  12/10/02          0.7     10,035     10,035
United California Bank(5)                         El Camino North               4.520%  02/28/03          0.9     25,000     25,000
                                                                                -----               -------------------------------
      Total Variable-Rate Mortgages                                             5.174%                    3.4     75,185     75,185
                                                                                -----               -------------------------------

OTHER SECURED DEBT
CRA - Certificates of Participation, Series 1985  Baldwin Hills                 2.970%  12/01/14         12.7     30,000     30,000
CDC - Certificates of Participation, Series 1985  Kenneth Hahn Plaza            3.120%  11/01/15         13.6      6,000      6,000

G.E. Capital (6)                                  Secured Line of Credit        4.400%  04/01/04          2.0    114,548    114,548

                                                                                -----               -------------------------------
      Total Other Secured Debt                                                  4.064%                    4.6    150,548    150,548
                                                                                -----               -------------------------------

      Total Secured Debt Outstanding                                            6.012%                    5.0   $401,732   $402,377
                                                                                =====               ===============================

-----------------------
(1)  Mortgage cross-collateralized with properties in AEW Loan #2

(2)  Mortgage cross-collateralized with property in AEW Loan #1

(3) Gardena, Gresham, Loma Square and Southpointe are cross-collateralized and cross-defaulted.

(4) Interest based on LIBOR plus 230 basis points. Mortgages have a LIBOR floor of 3.2%. Mortgage provides for three one-year extensions.

(5) Interest based on LIBOR plus 250 basis points. Loan provides for two one-year extensions.

(6) Secured by Media City Center, Medford Shopping Center, Sunrise Place, Frontier Village, Rheem Valley, Southern Palms, Rosedale Village and Walmart-Baldwin Hills. Interest based on LIBOR plus 250 basis points. Loan agreement provides for one one-year extension option.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                                 MARCH 31, 2002
                                 (IN THOUSANDS)


                     SCHEDULED
                    AMORTIZATION             SCHEDULED
   YEAR               PAYMENTS               MATURITIES               TOTAL
-----------------------------------------------------------------------------
   2002                $ 1,912                $ 59,027               $ 60,939
   2003                  2,301                  39,434                 41,735
   2004                  2,437                 114,548(1)             116,985
   2005                  2,641                       -                  2,641
   2006                  2,642                   8,496                 11,138
   2007                  1,859                       -                  1,859
   2008                  1,975                       -                  1,975
   2009                  1,641                  58,157                 59,798
   2010                  1,218                       -                  1,218
   2011                  1,260                   6,353                  7,613
Thereafter                   -                  95,831                 95,831
                    ---------------------------------------------------------
  Total                $19,886                $381,846               $401,732
                    =========================================================

--------------------
(1) Amount outstanding on the Company's secured credit facility which is due on April 1, 2004. Loan agreement provides for a one-year extension.